SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement.
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]    Definitive Proxy Statement.
[X]    Definitive Additional Materials.
[ ]    Soliciting Material Pursuant to sec. 240.14a-12.

     MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

              (Name of Registrant as Specified in its Charter)


     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2)     Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)     Proposed maximum aggregate value of transaction:

       5)     Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

                                                          December 29, 2005


                       YOUR FUND NEEDS YOUR ASSISTANCE

                        IMMEDIATE ACTION IS REQUESTED!


Dear Shareholder:

Please be advised that the Annual Meeting (the "Meeting") of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, scheduled for December 22, 2005 at 12:00 p.m., Central Standard Time, has been adjourned until Tuesday, January 17, 2006 at 4:00 p.m., Central Standard Time. The Meeting will be held at the offices of Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532. For the reasons set forth in the proxy materials previously delivered to you, THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS AND BELIEVES THE PROPOSALS ARE IN THE BEST INTEREST OF THE FUND'S SHAREHOLDERS.

YOUR VOTE IS IMPORTANT! Please take a moment now to vote your shares. For your convenience, we are enclosing another proxy card along with a pre-paid postage envelope.

Choose ONE of the following methods to vote your shares:

1. TO SPEAK TO A PROXY VOTING SPECIALIST: Dial 1-877-256-6069 and a representative from MIS, an ADP Company (the Fund's proxy solicitor), will assist you with voting your shares and answer any of your proxy related questions.

2. VOTE BY TOUCH-TONE: Dial the toll-free touch-tone voting number listed on your proxy card, enter the CONTROL NUMBER printed on your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THIS CALL IS TOLL-FREE. If you have received more than one proxy card, you can vote each card during the call. Each card has a different control number.

3. VOTE VIA INTERNET: Go to the website listed on your proxy card, enter the CONTROL NUMBER printed on your proxy card and follow the simple instructions.

4. VOTE BY MAIL: Sign and Date the enclosed proxy card and mail back the card using the enclosed pre-paid postage envelope.


Thank you for your cooperation.


            YOUR VOTE IS IMPORTANT; PLEASE VOTE YOUR SHARES TODAY!


                                                                NOBO/REG.

                                                       December 29, 2005


                       YOUR FUND NEEDS YOUR ASSISTANCE

                        IMMEDIATE ACTION IS REQUESTED!


Dear Shareholder:

Please be advised that the Annual Meeting (the "Meeting") of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, scheduled for December 22, 2005 at 12:00 p.m., Central Standard Time, has been adjourned until Tuesday, January 17, 2006 at 4:00 p.m., Central Standard Time. The Meeting will be held at the offices of Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532. For the reasons set forth in the proxy materials previously delivered to you, THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS AND BELIEVES THE PROPOSALS ARE IN THE BEST INTEREST OF THE FUND'S SHAREHOLDERS.

YOUR VOTE IS IMPORTANT! Please take a moment now to vote your shares. For your convenience, we are enclosing another proxy card along with a pre-paid postage envelope.

Choose ONE of the following methods to vote your shares:

1. VOTE BY TELEPHONE: Dial 1-800-690-6903, enter the CONTROL NUMBER printed on the upper portion of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THIS CALL IS TOLL-FREE. If you have received more than one proxy card, you can vote each card during the call. Each card has a different control number.

2. VOTE VIA INTERNET: Go to www.proxyvote.com, enter your CONTROL NUMBER printed on the upper portion of your proxy card and follow the simple instructions.

3. VOTE BY MAIL: Sign and Date the enclosed proxy card and mail back the card using the enclosed pre-paid postage envelope.


Thank you for your cooperation.


            YOUR VOTE IS IMPORTANT; PLEASE VOTE YOUR SHARES TODAY!



                                                                     OBO